UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2013

Your Event, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53164

Nevada	26-1375322
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1601 Pacific Coast Highway Suite 250, Hermosa Beach, CA	90254
(Address of principal executive offices)	(Zip Code)

310-698-0728

(Registrant’s telephone number, including area code)

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 3, 2013, the Board of Directors of Your Event, Inc. ("the Company" or the "Registrant") accepted the resignation of Mr. Masatoshi Suga, in his position as Chief Financial Officer and Director of the Corporation. Mr. Suga desires to pursue other interests and does not have any disagreements with the Corporation on any matter relating to its operations, policies or practices.

On October 3, 2013, the Board accepted the resignation of Mr. Yasuo Matsuo, in his position as COO and Secretary of the Corporation. Mr. Matsuo desires to remain on the Board of Directors as an Outside Director.

On October 3, 2013, the Board of Directors of Your Event, Inc., unanimously appointed Takahito Yasuki as CFO and Noboru Okuda as Corporate Secretary. Mr. Yasuki already holds the position as CEO of the Company. The newly appointed officers serve at the pleasure of the Board, they will hold their positions until his successor(s) shall be appointed and shall qualify or until the earlier of their death, resignation or removal in the manner provided for in the By-laws of the Corporation.

CURRENT DIRECTORS AND OFFICERS

The names, ages and positions of the Company's director and executive officer are as follows:

Name	Age	Position & Offices Held

June Tsukamoto	67	Chairperson
Takahito Yasuki	65	CEO, CFO, Director
Noboru Okuda	48	Secretary, Director
Kioko Tsukamoto	40	Director
Aiki Kobayashi	49	Director
Fumio Sebata	48	External Director
Yasuo Matsuo	48	External Director

Biographies of the Management Team of Your Event, Inc.

June Tsukamoto, Chairperson

2001: Resigned from Mitsutomo International, Inc.

1995: Was appointed Chairperson and Executive Director of Mitsutomo International, Inc.

1986: Incorporated Mitsutomo, Inc. and was appointed President

1979: Incorporated KJ International, Inc.

Education

1964: Graduated from Nile C Kinnick High School, entered Sophia University in Japan, studied International Comparative Literature.

Takahito Yasuki, CEO, CFO, Director

2003 - Present: Incorporated PLAYPHONE, Inc., a mobile social game developing company in San Jose. He accepted a position as a Director on the Board of Directors and continues to hold the Director position until the present.

2001: Folded ROMSTAR, Inc.

1984 - 2001: Incorporated ROMSTAR, Inc., (Game selling company) in California and assumed the President position.

Education

Once studied at Osaka University of Commerce

Noboru Okuda, Secretary, Director

April, 2011 - Present, Director, C Five Holdings, Pte. Ltd., Director

President January, 2011 – Present, C Five Management, Inc.

November, 2010 - Present, STS Singapore, Ltd., President

May, 2009 – Present, Initia Star Asset Management, Inc., President

October, 2008 – May, 2011, STS Travel Inc. (Present: STS Inc.), President

2006 – 2007, Solid Acoustics Co., Ltd., President

2005 – 2008, Solid Human Technologies Inc., Chairman (Present: SHT Co., Ltd.)

2004 – 2005, NEXTGATE Inc., President

2001 – 2004, WebCAT Co., Ltd., President

1998 - 2000, NAC Communications Inc., Chairman

1995 - 1998, Astro Inc. / Be-Tech Inc. Vice President, President

1989 – 1995, NIKKO Commercial, Inc. (Present: JALUX Inc.)

1986 – 1989, Kokusai Kogyo Co., Ltd.

Education

Tokyo Institute of Tourism (Professional College), Shinjuku ward Tokyo

Graduated School March, 1986

Tokyo Metropolitan Chitosegaoka High School, Setagaya ward Tokyo

Graduated School March, 1983

Kioko Tsukamoto, Director

2007-Present COO EXAMU Inc.(Tokyo, Japan)

2003 - 2006 Universal Music K.K. (Tokyo, Japan) Secretary to Managing Director of domestic division.

2002- 2010 Apple Computer Japan Co., Ltd. (Tokyo, Japan) Administrative Assistant

Personal assistant to a marketing manager.

1995 - 2002 G.P.M. Production Co., Ltd. (Tokyo, Japan) Secretary/ PR Assistant/ President.

Education

1991- 1995 Toyo Eiwa University Major in Social Sciences, Japan

Aiki Kobayashi, Director

2007- Present, CEO of Million Win Investment Ltd (Hong Kong), Japanese junket services at 11F Galaxy Star World(Macau VIP Club) &Wynn Resort Hotel(Gold Moon Club).

2005-2007, General Manager of Macau Resort Ltd., Japanese junket services at Galaxy Waldo(Carnival Club) & Galaxy grand Waldo(Sino VIP Club)

1999-2004, CEO of Shinwa Finance (Consumer Finance)

1991-1999, CEO of Oriental Homes (Developer & Sales of Real Estate In Including House & Land Etc.)

1989-1991, Sales Manager of Toyo Fudosan Co Ltd (Sales of Real Estate In Including House & Land Etc.)

1983-1988, Sales of TV PR of San Crieat Co Ltd (TV PR Production)

Education

1983. Graduated TOHO Gakuen (TV Producing Program), Japan

1981. Graduated IKUTA HIGASHI High School in Kanagawa, Japan

Fumio Sebata, External Director

December, 2001 - Present, Incorporated ADNESS Co, Ltd. in Tokyo and was appointed President/CEO

February, 2007 - Present Incorporated Adness Entertainment (in Los Angeles) and was appointed President/CEO.

Education

March, 1983 Graduated from Ashikaga Gakuen High School

Yasuo Matsuo, External Director

2008 – Present Viajes Japon, Mexico City, Mexico

1988 – 2007 Matsuo Corporation, Osaka, Japan

1981 – 1987 Cloverway, Inc. Long Beach, CA, U.S.A.

1974 – 1981 Adness Entertainment, LLC, Los Angeles, CA, U.S.A.

Education

Kyoto University of Foreign Studies, Kyoto, Japan. Spanish Major, graduated in 1974.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Your Event, Inc. Registrant

Date: October 3, 2013	/s/ Takahito Yasuki
Name: Takahito Yasuki Title: CEO, CFO and Director